Exhibit 10.5

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED OR SOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO COVENANTS IN THAT CERTAIN WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF MARCH 6, 2008 BY AND BETWEEN THE COMPANY AND THE CERTAIN INITIAL REGISTERED HOLDER NAMED THEREIN CONTAINING, AMONG OTHER THINGS, RESTRICTIONS ON THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES.  A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST.

VOID AFTER 5:00 P.M. NEW YORK CITY TIME

ON THE EXPIRATION DATE

SEE TERMS OF THE WARRANT AGREEMENT REFERRED TO HEREIN

FOR OTHER TERMS RELATING TO THE VESTING SCHEDULE AND THE TERMINATION OF THE WARRANTS

Warrant No.:         1

Issue Date:            March 6, 2008

WARRANT TO PURCHASE COMMON STOCK

OF

POWER-ONE, INC.

THIS CERTIFIES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PWER BRIDGE, LLC., a Nevada limited liability company, or its permitted registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions of the Warrant Agreement (as defined below), to purchase from Power-One, Inc., a Delaware corporation (the “Company”), at any time and from time to time, subject to the terms and conditions relating to vesting and termination contained in the Warrant Agreement referred to below, on or prior to the Expiration Date, 2,000,000 shares of the Company at the Warrant Exercise Price, upon surrender of this Warrant at the principal office of the Company, together with a duly completed and executed notice of exercise in the form attached hereto and payment in cash (by wire transfer or by certified or bank cashier’s check), or on a cashless basis as provided in Section 3.2(b) of the Warrant Agreement, of the Warrant Exercise Price for each Share then being so purchased and any applicable transfer taxes. The Warrant Exercise Price and the number and kind of Shares purchasable upon exercise of this Warrant are subject to adjustment as provided in the Warrant Agreement.

This Warrant is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of a Warrant Agreement dated as of March 6, 2008 (the “Warrant Agreement”) by and between the Company and PWER Bridge, LLC, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the Registered Holder of this Warrant, including without limitation the terms and conditions relating to vesting and termination of the Warrants contained in the Warrant Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Warrant Agreement.  Copies of the Warrant Agreement are on file at the principal office of the Company and may be obtained from the Secretary of the Company, without charge, upon written request by the Registered Holder.

The Registered Holder may be treated by the Company and all other Persons dealing with this Warrant as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company in accordance with the terms and conditions set forth in the Warrant Agreement, any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Registered Holder hereof as the owner for all purposes.

If this Warrant shall be exercised in part, the Registered Holder shall be entitled to receive upon surrender hereof, another Warrant or Warrants representing the unexercised portion of this Warrant.

No fractional shares of Common Stock will be issued upon the exercise of the Warrant, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

The Registered Holder shall not be entitled to vote with respect to or receive dividends on the Shares purchasable upon exercise of this Warrant or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon such Registered Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, until this Warrant shall have been exercised and the Shares issuable upon the exercise hereof shall have become deliverable as provided in the Warrant Agreement.

IN WITNESS WHEREOF, Power-One, Inc. has caused this Warrant to be executed by an authorized officer of the Company and attested by its Secretary or an Assistant Secretary.

POWER-ONE, INC.

		By:	/s/ R. THOMPSON
Name: Richard J. Thompson
Title: Authorized Officer

Attest:	/s/ R. HOLLIDAY
Name: Randall H. Holliday
Title: Secretary or Assistant Secretary

Dated:

EXHIBIT 1

NOTICE OF ELECTION FORM

(To be executed upon exercise of Warrant)

To: POWER-ONE, INC.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder,                        Shares, as provided for in the Warrant, and (check one)  ☐  tenders herewith payment of the purchase price in full in the amount of $                             ;  or ☐ elects to exchange vested warrants pursuant to Section 3.2(b) of the Warrant Agreement.

Please issue a certificate or certificates for such Shares in the name of, and pay any cash for any fractional share to:

PLEASE INSERT	Name:
TAXPAYER I.D.	(Please Print Name and Address)

NUMBER OF PURCHASER

Address:

NOTE:	The above signature should correspond exactly with the name on the face of the Warrant or with the name of assignee appearing in the assignment form below.

                                And, if said number of Shares shall not be all the Shares purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining number of whole Shares purchasable thereunder.

Dated: ,

EXHIBIT 2

FORM OF ASSIGNMENT

(To be executed only upon assignment of Warrant)

For value received,                                          hereby sells, assigns and transfers unto                                            the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Secretary of Power-One, Inc. (the “Company”) attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                         ,

[REGISTERED HOLDER]

NOTE:	The above signature should correspond exactly with the name on the face of the Warrant.